Exhibit 10.1

COMMON STOCK OFFERING

REGULATION D SUBSCRIPTION AGREEMENT

THE SHARES OF THE COMMON STOCK OF GREENCELL, INCORPORATED BEING OFFERED HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE COMMON STOCK BEING OFFERED HEREIN ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. SUBSCRIBERS SHOULD BE AWARE THAT THEY MIGHT BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

THIS SUBSCRIPTION AGREEMENT PERTAINS TO GREENCELL, INCORPORATED, A COMPANY FORMED IN THE STATE OF FLORIDA ON OR ABOUT DECEMBER 7, 2009

LEGENDS

SECURITIES AND EXCHANGE COMMISSION

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS SUBSCRIPTION AGREEMENT OR THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NASAA LEGEND

IN MAKING AN INVESTMENT DECISION, SUBSCRIBERS MUST RELY ON THEIR OWN EXAMINATION OF THE PERSON OR ENTITY CREATING THE SECURITIES AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. YOU SHOULD MAKE AN INDEPENDENT DECISION WHEHTER THE OFFERING MEETS YOUR RISK TOLERANCE LEGAL. NO FEDEARL OR STATE SECURITIES COMMISSION HAS APPROVED, ENDORSED, OR RECOMMENDED THIS OFFERING. NO INDEPENDENT PERSON HAS CONFIRMED THE ACCURACY OR TRUTHFULNESS

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OF THE DISCLOSURE CONTAINED HEREIN, NOR WHETHER IT IS COMPLETE. THE COMMON SHARES OFFERED HEREBY HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NOTICE TO RESIDENTS OF ALL STATES

THE COMMON SHARES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR THE SECURITIES LAWS OF CERTAIN STATES AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT IN VARIOUS STATES TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

BLUE SKY LEGENDS

NOTICE TO FLORIDA RESIDENTS

THE SECURITIES REFERRED TO HEREIN WILL BE SOLD TO, AND ACQUIRED BY, THE HOLDER IN A TRANSACTION EXEMPT UNDER SECTION 517.061 OF THE FLORIDA SECURITIES ACT. THE SECURITIES HAVE NOT BEEN REGISTERED UNDER SAID ACT IN THE STATE OF FLORIDA. IN ADDITION, ALL FLORIDA RESIDENTS SHALL HAVE THE PRIVILEGE OF VOIDING THE PURCHASE WITHIN THREE (3) DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO THE ISSUER, AN AGENT OF THE ISSUER, OR AN ESCROW AGENT OR WITHIN THREE DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER.

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THIS SUBSCRIPTION AGREEMENT (this “Subscription Agreement”) is made as of the      day of             , 2010, between GreenCell, Incorporated, a company organized under the laws of the State of Florida (“us”, “we” or “our”) and                                         , the Subscriber, a resident of the state of          (“Subscriber”), as set forth on the execution pages hereof. Subscriber and GreenTech, Inc. are collectively referred to herein as “the Parties”.

RECITALS

Subscriber has made us an offer to purchase shares of our common stock, at the price of ten cents per share ($0.10) (the “Common Shares”) upon the terms and conditions stated in this Subscription Agreement (“the Offering”). We are offering the Common Shares on a “best efforts” basis, with a minimum investment of $500.

We have agreed to accept the Subscriber’s offer to purchase the Common Shares based solely upon the representations made by the Subscriber set forth herein. We are executing and delivering this Subscription Agreement in reliance upon the exemptions from securities registration under the Securities Act of 1933, as amended (the “Securities Act”), and state securities laws. The Subscriber understands and acknowledges that we are relying upon the representations and warranties of the Subscriber set forth in this Subscription Agreement without limitation.

NOW, THEREFORE, the Parties hereby agree as follows:

1. Recitals.

The above recitals are true and correct and also constitute the terms of this Subscription Agreement where applicable.

2. Subscription.

Subject to the terms and conditions of this Subscription Agreement, the Subscriber hereby irrevocably subscribes for and agrees to purchase                                          Common Shares and, as full payment therefore, agrees to pay us, concurrently with the Subscriber’s execution and delivery of this Subscription Agreement, the sum of ten ($0.10) for each Common Share purchased, or an aggregate purchase price of $                                          for said Common Shares.

3. We may at our discretion modify the Offering without approval from or notice to the Subscriber, including but not limited to, increases or reductions in the Offering price of the Common Shares, the Minimum or Maximum amount of the Offering, or other terms. We may also offer the Common Shares at different prices to different Subscribers at the same or similar times at our discretion. At the sole discretion of our management, we may conduct other Offerings of our Common Shares while we are conducting this Offering with terms that may not be similar or comparable to the terms of this Offering, including selling our Common Shares at prices less or more than those of the Offering.

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4. Subscriber’s Representations and Warranties.

As a material inducement for us to enter into this Subscription Agreement, we have relied upon the following representations and warranties of the Subscriber:

4.1 Purchase for Subscriber’s Own Account.

The Subscriber is purchasing the Common Shares for the Subscriber’s own account and for Subscriber’s investment purposes and not with a view towards the public sale or distribution thereof, except pursuant to sales that are exempt from the registration requirements of the Securities Act and/or sales registered under the Securities Act. The Subscriber understands that Subscriber must bear the economic risk of this investment indefinitely, unless the Common Shares are registered pursuant to the Securities Act and any applicable state securities or Blue Sky Laws or an exemption from such registration is available.

4.2 Investment Intention of Subscriber.

The Subscriber understands that the Common Shares have not been registered under the Securities Act and we are relying upon an exemption from registration under the provisions of the Securities Act that depends, in part, upon the Subscriber’s investment intention. In connection with this, the Subscriber understands that it is the position of the Securities and Exchange Commission (“SEC”) that the statutory basis for such exemption would not be present if the Subscriber’s representation merely meant that its present intention was to hold the Common Shares for a short period, such as the capital gains period of tax statutes, for a deferred sale, for a market rise, assuming that a market develops, or for any other fixed period. The Subscriber realizes that, in the view of the SEC, an investor who purchases the Common Shares with a present intent to resell the interest would not be purchasing for investment as required by SEC rules.

4.3 Reliance on Exemptions from Registration.

The Subscriber understands that the Common Shares are being offered and sold in reliance upon specific exemptions from the registration requirements of the United States and state securities laws and that we are relying upon the truth and accuracy of, and the Subscriber’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Subscriber set forth herein without limitation in order to determine the availability of such exemptions and the eligibility of the Subscriber to acquire the Common Shares.

4.4 Accredited Investor Status, and Suitability.

The Subscriber has read and understands Rule 501(a) of Regulation D of the Securities Act and represents that it is an “Accredited Investor” as that term is defined by Rule 501(a). Subscriber further represents that the Subscriber is knowledgeable, sophisticated and experienced in making and is qualified to make decisions with respect to a variety of sophisticated and complex investments that present investment decisions like those involved in the purchase of the Common Shares. The Subscriber, in reaching a decision to subscribe, has such knowledge and experience in financial and business matters that the Subscriber is capable of reading, interpreting and understanding financial statements and evaluating the merits and risks of an investment in the Common Shares and has the net worth to undertake such risks. Subscriber has invested in the common stock or other securities of companies comparable to ours that involve non-trading, and/or thinly traded securities and penny stocks, unregistered securities, restricted securities and high-risk investments. The Subscriber represents that in addition to Subscriber’s own ability to evaluate an investment in the Common Shares, the Subscriber has employed the services of an investment advisor, attorney or accountant or other advisor to read all of the documents furnished or made available by us to the Subscriber, to evaluate the merits and risks of such an investment on its behalf, and that the Subscriber recognizes the highly speculative nature of an investment in the Common Shares, and the Subscriber represents that he or she is familiar with our business operations and financial affairs and has been provided with all information pertaining to us it has requested.

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4.5 Financial Suitability.

The Subscriber understands that he or she or it may be unable to liquidate the Common Shares and that is ability to transfer the Common Shares is limited. The Subscriber’s overall commitment to investments, which are not readily marketable, is not disproportionate to Subscriber’s net worth, and the investment in the Common Shares will not cause the Subscriber’s overall investment in illiquid high-risk investments to become excessive in proportion to Subscriber’s assets, liabilities and living standards. The Subscriber can bear the economic risk of an investment in the Common Shares for an indefinite period of time and can bear a loss of the entire investment in the Common Shares without financial hardship or a change in its living conditions.

4.6 Representations of income or profit.

The Subscriber is not investing in the Common Shares based upon any representation, oral or written, by any person with respect to the future value of, if any, or the income from, if any, the Common Shares. Neither us nor any of our officers, directors, shareholders, partners, employees or agents, or any other persons have represented, guaranteed or warranted, whether expressly or by implication, that: (i) the Subscriber will realize any given percentage of profits and/or amount or type of consideration, profit or loss as a result of our activities or the Subscriber’s investment in the Common Shares; or (ii) our past performance or experience of our management, or of any other person, will in any way indicate predictable results regarding the ownership of our Common Shares, the future value of the Common Shares, or of our activities.

4.7 Use of Proceeds.

Assuming we receive subscriptions in the aggregate for the $1,250,000, we intend to use the proceeds from this Offering during our first twelve (12) months of operations to develop the following technologies and creation of working prototypes at the following estimated amounts:

Planned Technology/Working Prototype	Estimated Cost

Igniter Switch	$150,000
Hydrogen Fuel Cell/Sensor	$900,000

Additionally, we will require approximately $200,000 of working capital, including $90,000 for management salaries.

Although we plan on using the proceeds for these purposes, we have sole discretion over the use of the proceeds, whether related or not to the above described uses. The Subscriber acknowledges that our management has this sole discretion over the use of proceeds and there are no assurances that they will use the proceeds as they currently intend or that any one or a combination of the various uses of the proceeds will result in any aspect of our operations being successful. As a result, our management may spend the proceeds on a broad variety of items that are not associated with the above-described uses of proceeds. Subscriber acknowledges that it will have no control or ability to influence or participate in the determination of how the proceeds from this Offering will be utilized and the use of the proceeds by management cannot currently be predicted with any accuracy.

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4.8 Market.

The Subscriber acknowledges that no market presently exists for the Common Shares and that the Subscriber may find it impossible to liquidate the investment at a time when it may be desirable to do so, or at any other time.

4.9 Transfer, Resale and/or Pledge.

The Subscriber understands that the offer and sale of the Common Shares has not been and is not being registered under the Securities Act or any state securities laws, and the Common Shares may not be transferred unless: (a) the transfer is made pursuant to and as set forth in an effective registration statement under the Securities Act covering the Common Shares or (b) the Subscriber shall have delivered to us at the Subscriber’s expense an opinion of counsel (which opinion shall be in form, substance, scope and law firm acceptable to us) to the effect that the Common Shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; or (c) sold under and in compliance with Rule 144 promulgated under the Securities Act (or a successor rule) (“Rule 144”); or (d) sold or transferred in accordance with applicable securities laws to an affiliate of the Subscriber who agrees to sell or otherwise transfer the Common Shares only in accordance with the provisions of this Section and who is an Accredited Investor; and us nor any other entity or person is under any obligation to register the Common Shares under the Securities Act or any state securities laws. Notwithstanding the foregoing or anything else contained herein to the contrary, the Common Shares may not be pledged as collateral in connection with a bona fide margin account or other lending arrangement, unless such pledge is consistent with applicable laws, rules and regulations and at our option, the pledgor provides us with a legal opinion (which opinion shall be in form, substance, scope and law firm acceptable to us) that the pledge or other lending agreement is in compliance with applicable state and federal securities laws.

4.10 Rule 144 Re-sales.

The Subscriber has read Rule 144 promulgated under the Securities Act and understands that the Common Shares are subject to the applicable Rule 144 holding period for resale (in limited amounts) of securities that are acquired in a non-public offering without having to satisfy the registration requirements under the Securities Act. The Subscriber understands that we do not make any representation or warranty regarding our fulfillment in the future of any reporting requirements under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or our dissemination to the public of any current financial or other information concerning us, as is required by Rule 144 as one of the conditions of its availability. The Subscriber is aware that the safe harbor provided by Rule 144 of the Securities Act is not now available for Subscriber’s resale of the Common Shares and Rule 144 may never become available for Subscriber’s resale of the Common Shares or any portion thereof.

4.11 Certificate Legends.

The Subscriber understands that the certificate or other document representing the Common Shares shall bear a restrictive legend, until such time as the securities are subject to an effective registration statement or otherwise may be sold by the Subscriber under Rule 144(k), in substantially the following form:

“The Common Shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state of the United States or in any other jurisdiction. The Common Shares represented hereby may not be offered, sold or transferred in the absence of an effective registration statement for the Common Shares under applicable securities laws unless offered, sold or transferred pursuant to an available exemption from the registration requirements of those laws.”

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4.12 Authorization; Enforcement.

This Subscription Agreement has been duly and validly authorized, executed and delivered on behalf of the Subscriber and is a valid and binding agreement of such Subscriber enforceable against the Subscriber in accordance with its terms. If the Subscriber is a corporation, the corporation is duly incorporated or organized and validly existing in the jurisdiction of its incorporation or organization and has all requisite authority to purchase and hold the Common Shares. The decision to invest and the execution and delivery of this Subscription Agreement by a corporate Subscriber, the performance of the obligations hereunder and the consummation of the transactions contemplated hereby have been duly authorized and require no other proceedings on the part of the Subscriber. The individual signing this Subscription Agreement has all the rights and authority to execute and deliver this Subscription Agreement on behalf of a corporate Subscriber.

4.13 Inconsistent Information.

No oral or written representations have been made other than as stated in this Subscription Agreement, and no oral or written information furnished to the Subscriber or the Subscriber’s advisor(s) in connection with the Offering is in any way inconsistent with the information stated in this Subscription Agreement.

4.14 Residency.

The Subscriber is a resident of the state of                                         .

4.15 Affirmation.

The Subscriber affirms that all information that the Subscriber has provided to us, either directly or indirectly, concerning the Subscriber, the Subscriber’s financial position and the Subscriber’s knowledge of financial and business matters is accurate and complete as of the date of this Subscription Agreement. The Subscriber understands that our determination that exemptions from the registration and qualification provisions of the Securities Act and applicable state securities laws exist for the offer and sale of the Common Shares is based, in part, upon the representations, warranties, agreements and statements made by the Subscriber herein.

4.16 Remuneration and Commissions.

The Subscriber is not aware of any remuneration or commission that is to be paid to any person, directly or indirectly, in connection with the offer, sale or purchase of the Common Shares.

4.17 Survival of Representations.

The Subscriber acknowledges that the representations, warranties and agreements made by the Subscriber herein shall survive the execution and delivery of this Subscription Agreement and purchase of the Common Shares.

4.18 Acceptance by Us.

The Subscriber understands that we reserve the unrestricted right to reject or limit any subscription at our sole discretion.

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4.19 Address.

The Subscriber hereby represents that the address of Subscriber furnished by it at the end of this Subscription Agreement is the Subscriber’s principal residence if it is an individual or its principal business address if it is a corporation or other entity and that we are relying upon this information to ensure compliance with applicable federal securities and state Blue Sky laws.

4.20 FINRA Subscribers.

The Subscriber acknowledges that if he or she is a Registered Representative of a FINRA member firm, he or she must give such firm the notice required by the FINRA’s Rules of Fair Practice, receipt of which must be acknowledged by such firm on the signature page hereof.

4.21 Applicability of State Securities Laws.

The Subscriber acknowledges that at such time, if ever, as the Common Shares or any portion thereof are registered, sales of such Common Shares will be subject to state securities laws, including those of states which may require any securities hares sold therein to be sold through a registered broker-dealer or in reliance upon an exemption from registration.

4.22 Foreign Subscribers.

If Subscriber is not a U.S. Person (as defined herein), such Subscriber hereby represents that such Subscriber is satisfied as to full observance of the laws of such Subscriber’s jurisdiction in connection with any invitation to subscribe for the Common Shares or any use of this Subscription Agreement, including: (i) the legal requirements of such Subscriber’s jurisdiction for the purchase of the Common Shares, (ii) any foreign exchange restrictions applicable to such purpose, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, which may be relevant to the purchase, holding, redemption, sale, or transfer of the Common Shares. Such Subscriber’s subscription and payment for, and such Subscriber’s continued beneficial ownership of, the Common Shares will not violate any applicable securities or other laws of such Subscriber’s jurisdiction. The term “U.S. Person” as used herein shall mean any person who is a citizen or resident of the United States or Canada, or any state, territory or possession thereof, including but not limited to any estate of any such person, or any corporation, partnership, trust or other entity created or existing under the laws thereof, or any entity controlled or owned by any of the foregoing.

4.23 No General Solicitation or Advertisement.

The Subscriber is not purchasing the Common Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, posted on the Internet, or presented at any seminar or meeting, or any solicitation of a subscription by a person other than one of our officers or directors with which the subscriber had a pre-existing relationship.

4.24 Escrow and Refundability.

Subscriber acknowledges that all subscriptions for the Common Shares are non-refundable except where prohibited by law. There is no minimum amount that we must receive from the sale of the Common Shares prior to utilizing Offering proceeds and no Offering funds will be held in escrow. As a result, all proceeds of the Offering will be deposited into our operating account and become immediately available for use by us at our discretion.

4.25 Subscriber represents that it is not a nominee for any other person.

No one other than Subscriber has any interest in or any right to acquire the Common Shares subscribed for by Subscriber. Subscriber understands and acknowledges that we will have no

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obligation to recognize the ownership, beneficial or otherwise, of such Common Shares by anyone other than Subscriber. Subscriber is purchasing the Common Shares from funds legally obtained and belonging to Subscriber and has not borrowed or otherwise received the funds used to purchase the Common Shares, or any portion thereof from any third party.

4.26 Irrevocable Purchase.

Subscriber acknowledges that this Subscription Agreement is irrevocable and may not be withdrawn, except as required by applicable law, and upon the signing of this Subscription Agreement, the Subscriber is obligated to purchase the Common Shares for the amount of consideration set forth above. The Subscriber understands it may not assign this Subscription Agreement or any of the Subscriber’s rights or delegate any of the Subscriber’s obligations under this Subscription Agreement without our prior written consent.

4.27 Risk Factors.

The Subscriber understands the following risks of an investment in our Common Shares and is aware that any one or a combination of the following risks and others not presently contemplated may adversely affect the value of Subscriber’s Investment:

•

We have ambitious expansion plans, including: (a) first, complete development of the “igniter” as a working prototype; (c) second, complete development of the hydrogen fuel cell and the O2 sensor device (b) market the igniter product to distributors and to potential manufacturers that would implement it as a component into their products; (c) continue development of the Hydrogen Fuel Cell and the O2 sensor device, which are now in their early stages of development; if we fail to obtain sufficient funds to accomplish our goals and/or fail to efficiently manage our operations, including during the development and marketing stages, our potential and actual products, potential revenues, operations and financial condition may be adversely affected;

•	Our ability to continue as a going concern is dependent upon our obtaining debt or equity financing and/or generating sufficient revenues to continue our operations, neither of which we can assure;

•

We are a development stage company that plans to rapidly develop and grow its business, including costs of approximately $1,150,000 (See Paragraph 4.7 above), and we will encounter the risks and difficulties experienced by development stage companies at similar stages of development and growth, including our potential failure to: (a) implement and/or adapt our business model and strategies; (b) establish, develop and increase our brand awareness, protect our reputation, and develop customer loyalty; (c) efficiently manage the marketing of our future products; and (d) anticipate and adapt to changing conditions in the competitive markets in which we operate. Accordingly, before investing in our common stock, you should consider the challenges, expenses and difficulties that we will face as a development stage company;

•

If we fail to keep pace with rapidly evolving industry standards in the development of our products, our revenues will be negatively affected; should we fail to raise adequate capital from this Offering or otherwise have adequate financial resources to meet our operational and expansion goals, development of our business plan may be delayed or otherwise negatively impacted, which could negatively affect our potential profitability and/or lead to accumulated losses; should there be errors or miscalculations or if we have overlooked unforeseen situations or consequences in the development of our products, we may fail to accomplish our original product design goals, which will lead to delays and additional costs;

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•

We face various risks that may cause unforeseen delays in the development of our technologies and potential products, including: (a) delays in prototype testing; (b) time and cost with additional design changes to our prototype(s); (c) possible failure to obtain the required governmental certifications; (d) encountering financial or operational difficulties in obtaining product liability insurance in sufficient coverage amounts to protect us against potential liability; and (e) general economic conditions, which may affect the ability of manufacturers or other potential customers purchasing or obtaining licensing rights to our products; should any or a combination of these risks occur, our financial condition and operations may be adversely affected;

•

We have not filed patent applications with the United States Patent and Trademark Office for our technologies or processes and if we fail to do so, our intellectual property may be inadequately protected; further, even if we file a patent application, there is no assurance that it will be approved by the United States Patent and Trademark Office or that we will be able to protect our intellectual property, which may subject us to substantial costs based on claims that our products infringe on the proprietary rights of others;

•

We depend upon the services of our key executives, David Burt, the inventor of our technology and our Director who directs our technology and product development, and Dan Valladao, our Chief Executive Officer/President, who directs our operations, including marketing and sales; should we lose Messrs. Burt and/or Valladao’s services and we are unable to replace either or both of them with equally competent and experienced personnel, our business strategy, operations and financial results may be adversely affected;

•

Should one of our competitors develop similar technologies in substantially the same form or effect that ours will hold, that competitor may have quicker access to sales and licensing agreements; if we fail to develop strategies to compete or overcome our competition, we may encounter competitive difficulties and negatively impact upon our potential revenues;

•

The Subscriber’s investment in the Common Shares is subject to substantial dilution as a result of the sale of our Common Shares in this offering and future offerings as well as our future issuance of our Common Shares to our officers, directors, consultants, or others;

•

Because our future products will be relatively new entries into the igniter and fuel cell industry: (a) we may encounter difficulties gaining market acceptance; (b) we may be unable to sufficiently develop our brand name to gain acceptance of our concept and processes; and (c) our business may be negatively affected by entrenched consumer views regarding other traditional functional methods;\

•

We operate in a highly competitive industry, including many competitors who have greater financial, technical, marketing and sales resources and brand name recognition than we do; our failure to effectively compete, including our ability to develop new modalities and

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processes than our competitive in our marketplace, could adversely affect our market share, revenues, and growth prospects, and may force us to reduce prices and/or limit price increases, which may result in materially reduced margins, net income or market share;

•

Our gross margins may be affected by factors that we may be unable to control or sustain, including: (a) market acceptance of our product; (b) demand fluctuations; (c) increased market competition and changes in product pricing; (d) new product introductions and product enhancements by our competitors; and (e) increased development costs;\

•

As previously discussed in Section 4.7, because our management will have complete discretion over the use of the Offering proceeds, they may use the Offering proceeds for purposes other than those contemplated at the time of this Offering; as such, management reserves the right to use the funds obtained from this Offering for other purposes not presently contemplated, which we deem to be in our best interests from time to time at our discretion, and Subscribers must consider the risk that they will be entrusting their funds to our management, upon whom judgment and discretion the Subscribers must depend, with only limited information concerning management’s determination of the uses of proceeds from the Offering;

•

We have determined the purchase price of the Common Shares at ten cents ($0.10); the purchase price bears no relationship to our assets, book value or net worth, and should not be considered as an indication of actual or future values of our Common Shares or our ability to successfully conduct our business;

•

Our business plan incorporates estimates rather than actual figures as to the potential markets, opportunities and difficulties that we may encounter; accordingly, there can be no assurances that our underlying assumptions accurately reflect our opportunities and potential for success;

•

Our bylaws and this subscription agreement provide that we indemnify and hold harmless, to the fullest extent permitted by Florida law, any of our officers, directors, employees or agents who may be a party or may otherwise be involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative; and

•

Various factors may affect our financial condition, operations, and ability to conduct business, including: (a ) decline in spending generally and/or specifically for our potential products, due to unfavorable economic conditions; (b) competitors’ new product introductions; (c) competitors’ promotional activities; (d) adverse publicity regarding product design and utility; and (e) industry trends and conditions;

•

Delays in our product development could have a material impact on the commercialization of our products; if we experience delays in meeting our development goals, we may experience product technical defects, or if we are unable to meet cost or performance goals, the commercialization of our potential products may be delayed and potential purchasers of our products may choose alternative technologies;

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•

We estimate that we will not complete development of the hydrogen fuel cell and O2 Sensors until approximately early 2011 and because it will be at least an additional 12 months that the product will be ready for sale to manufacturers and distributors, we will be unable to generate revenues, if any, from those potential products until approximately 2012;

•

We are a party to a joint venture agreement with General Automotive and a technology agreement with SenCer, Inc.; should there be disputes or litigation alleging breaches of those agreements, our operations and ability to generate revenues will be adversely affected;

•

Although we plan to obtain a quotation on the Over the Counter Bulletin Board, there is no assurance that we will successful in obtaining that quotation or that we will develop a sufficiently active market to sell your shares;

•

There are potential and actual conflicts of interest between us and our officers and directors and companies that they are affiliated with that may favor their interests over our shareholders’ interests, including; (a) SenCer, Inc., which is owned and controlled by David Burt, our Director and Chief Technology Officer, is a party to our Joint Venture Agreement and License Agreement; and (b) Dan Valladao, our President, is the President of General Automotive, Inc., an SEC reporting company, and is a party to our Joint Venture Agreement;

•

We eventually plan to sell our products internationally, which are subject to certain risks, including: (a) additional regulations and costs, including tariff/export costs; (b) changes in local government laws, regulations and policies; (c) difficulties in enforcing contractual disputes; and (d) fluctuations in currency exchange rates; and

•

Our business may become subject to future government regulation, which may impact our ability to market our products. Any regulation of our products, whether at the federal, state or local level, including any regulations relating to installation and servicing of our products, may increase our costs and the price of our products.

The Subscriber hereby understands and acknowledges that we may be subject to unforeseen and other material risks not set forth herein. As such, Subscriber must rely upon Subscriber’s own independent due diligence investigation of us in considering an investment in the Common Shares. Each prospective subscriber is encouraged to carefully analyze the risks and merits of an investment in the Common Shares and should take into consideration when making such analysis, among others, the risk factors discussed above.

5. Indemnification.

The Subscriber shall indemnify and hold harmless us, directors, officers, shareholders, employees, legal counsel, agents, successors and assigns from and against all losses, damages, liabilities or expenses (including, without limitation, attorneys’ fees), as and when incurred, due to or arising out of, in whole or in part, any breach of any representation or warranty made by the Subscriber set forth herein or in any other agreement or document furnished by the Subscriber to any of the foregoing in connection with this Subscription Agreement, arising out of the resale or distribution by the Subscriber of the Common Shares or any portion thereof in violation of the Securities Act or any applicable state securities laws. Promptly after receipt by us or other

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indemnified person of notice of the commencement of any action involving the subject matter of the indemnity provisions of this Subscription Agreement, we will notify the Subscriber of the commencement thereof; but the omission to so notify the Subscriber will not relieve the Subscriber from any liability that it may have to us otherwise than hereunder. In case such action is brought against us and we notify the Subscriber of the commencement thereof, the Subscriber shall retain counsel selected by us and pay all fees associated therewith including retainers securing the payment of future legal fees.

6. Miscellaneous.

6.1 Counterparts.

This Subscription Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Subscription Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Subscription Agreement bearing the signature of the party so delivering this Subscription Agreement. In the event any signature is delivered by facsimile transmission, the party using such means of delivery shall cause the manually executed Execution Page(s) hereof to be physically delivered to the other party within five (5) days of the execution hereof, provided that the failure to so deliver any manually executed Execution Page shall not affect the validity or enforceability of this Subscription Agreement.

6.2 Headings.

The headings of this Subscription Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Subscription Agreement.

6.3 Severability.

If any provision of this Subscription Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Subscription Agreement or the validity or enforceability of this Subscription Agreement in any other jurisdiction.

6.4 Entire Agreement; Amendments.

This Subscription Agreement and the instruments referenced herein contain the entire understanding of Subscriber and us and any affiliates and/or persons acting on their behalf with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither we nor Subscriber makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Subscription Agreement may be waived other than by an instrument in writing signed by the party to be charged with enforcement and no provision of this Subscription Agreement may be amended other than by an instrument in writing signed by us and Subscriber.

6.5 Notices.

Any notices required or permitted to be given under the terms of this Subscription Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally, by responsible overnight carrier or by confirmed facsimile, and shall be effective five (5) days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by responsible overnight carrier or confirmed facsimile, in each case addressed to a party. The addresses for such communications shall be:

GreenCell, Incorporated

2295 S. Hiawassee Road

Suite 414

Orlando, Florida 32835

Attn: Dan Valladao, Chief Executive Officer/President

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If to any Subscriber, to such address set forth under the Subscriber’s name on the Execution Page hereto executed by the Subscriber.

6.6 Successors and Assigns.

This Subscription Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Except as provided herein or therein, the Subscriber may not assign this Subscription Agreement or any rights or obligations hereunder.

6.7 Third Party Beneficiaries.

This Subscription Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

6.8 Further Assurances.

The Subscriber shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other Subscription Agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Subscription Agreement and the consummation of the transactions contemplated hereby.

6.9 Additional Acknowledgement.

The Subscriber acknowledges that it has independently evaluated the merits of the transactions contemplated by this Subscription Agreement, reviewed and understood the terms of this Subscription Agreement. Subscriber represents that it has independently made a decision to enter into the transactions contemplated by the foregoing documents and agreements and it is not relying on any advice from or evaluation by any other person including other Subscribers, and is not acting in concert with any other person in making our purchase of the Common Shares hereunder.

6.10 Law and Arbitration.

This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of Florida applicable to contracts executed and performed in such State, without giving effect to conflict of law principles. All controversies, claims and matters of difference arising between the parties under this Subscription Agreement shall be submitted to binding arbitration in Orlando, Florida under the Commercial Arbitration Rules of the American Arbitration Association (“AAA”) from time to time in force (to the extent not in conflict with the provisions set forth herein). The agreement to arbitrate shall be specifically enforceable under applicable law in any court of competent jurisdiction. Notice of the demand for arbitration shall be filed in writing with the other parties to this Subscription Agreement and with the AAA. Once the arbitral tribunal has been constituted in full, a hearing shall be held and an award rendered as soon as practicable. The demand for arbitration shall be made within a reasonable time after the claim, dispute or other matter in question has arisen, and the parties are not making progress toward a

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resolution. In no event shall it be made after the date when institution of legal or equitable proceedings based on such claim, dispute or other matter would be barred by the applicable contractual or other statutes of limitations. The parties shall have reasonable discovery rights as determined by the arbitration. The award rendered by the arbitrators shall be final and judgment may be entered in accordance with applicable law and in any court having jurisdiction thereof. The decision of the arbitrators shall be rendered in writing and shall state the manner in which the fees and expenses of the arbitrators shall be borne.

6.11 Variations in Pronouns.

Wherever the context shall so require, all words herein in the male gender shall be deemed to include the female or neuter gender and vice versa, all singular words shall include the plural, and all plural words shall include the singular. All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

6.12 Presumption against Scrivener.

Each party waives the presumption that this Subscription Agreement is presumed to be in favor of the party which did not prepare it, in case of a dispute as to interpretation.

IN WITNESS WHEREOF, the Parties have caused this Subscription Agreement to be duly executed as of the date first above written.

IN WITNESS WHEREOF, the Parties have caused this Subscription Agreement to be duly executed as of the date first above written.

GreenCell, Inc.

	By:		(signature)
Name:
Title:

SUBSCRIBER:
	By:		(signature)
	Name:		(print name)
Title:

RESIDENCE:		State of	, United States

ADDRESS:
STREET OR PO BOX:
CITY:
STATE OR
PROVINCE
COUNTRY:
POSTAL ZIP CODE:

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AGGREGATE SUBSCRIPTION AMOUNT

Total Number of                                          being purchased:

Purchase Price (@ ten cents ($0.10) per each Common Share:

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